                                                                   Exhibit 10.29

                                    AMENDMENT
                                    ---------

                  AMENDMENT (this "Amendment"), dated as of July 30, 2004, to that certain Financing Agreement, dated as of August 7, 2002 (as amended from time to time, the "Financing Agreement"), by and among TransTechnology Corporation ("TransTechnology"), NORCO, Inc. (n/k/a TT Connecticut Corporation) ("TTC"), and The CIT Group/Business Credit, Inc. ("CIT").

                              W I T N E S S E T H:

                  WHEREAS, TransTechnology has requested that CIT extend the term of the Financing Agreement, and CIT is willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms.
                     -------------

                  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

                  2. Amendments to the Financing Agreement.
                     -------------------------------------

                 From and after the date this Amendment becomes effective in accordance with Section 4 below:

                  (a) Paragraph 7.20 of the Financing Agreement is amended and restated in its entirety to read as follows:

                  "7.20 Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder, Parent, on a consolidated basis, shall:

                  (a) Not permit EBITDA for the twelve-month period ending on each date set forth below, to be less than the applicable amount set forth below for the applicable period:

                  ------------------------------------ -----------------------
                     TWELVE-MONTH PERIOD ENDING              EBITDA
                  ------------------------------------ -----------------------
                   July 31, 2004                          $11,475,000
                  ------------------------------------ -----------------------
                   August 31, 2004                        $11,246,000
                  ------------------------------------ -----------------------
                   September 30, 2004                     $10,746,000
                  ------------------------------------ -----------------------
                   October 31, 2004                       $10,941,000
                  ------------------------------------ -----------------------
                   November 30, 2004                      $11,376,000
                  ------------------------------------ -----------------------
                   December 31, 2004                      $11,120,000
                  ------------------------------------ -----------------------
                   January 31, 2005                       $11,995,000
                  ------------------------------------ -----------------------

                  (b) Not permit the Fixed Charges Coverage Ratio for the twelve-month period ending on each date set forth below, to be less than the ratio set forth below for the applicable period:

                   ----------------------------------- -------------------------
                      TWELVE-MONTH PERIOD ENDING                RATIO
                   ----------------------------------- ------------------------
                    July 31, 2004                              1.28:1.00
                   ----------------------------------- ------------------------
                    August 31, 2004                            1.08:1.00
                   ----------------------------------- ------------------------
                    September 30, 2004                         1.02:1.00
                   ----------------------------------- ------------------------
                    October 31, 2004                           1.02:1.00
                   ----------------------------------- ------------------------
                    November 30, 2004                          1.03:1.00
                   ----------------------------------- ------------------------
                    December 31, 2004                          1.00:1.00
                   ----------------------------------- ------------------------
                    January 31, 2005                           1.05:1.00
                   ----------------------------------- ------------------------

                  (c) Make Capital Expenditures (whether subject to a security interest or otherwise) in each calendar month set forth below, in excess of the amount set forth below for the applicable calendar month, provided, however, that in the event the amount set forth below for a month exceeds the actual amount of Capital Expenditures so incurred by Parent in such month, such excess may be carried forward to increase the amount of Capital Expenditures that may be incurred hereunder in succeeding months, provided further, that Parent shall notify CIT within 10 days after any calendar month with respect to which it utilizes any such excess amount to be in compliance with this Section 7.20(c):

                   ------------------------------------- ----------------------
                             MONTH                           EXPENDITURES
                   ------------------------------------- ----------------------
                    Month Ending February 29, 2004              $30,000
                   ------------------------------------- ----------------------
                    Month Ending March 31, 2004                 $459,000
                   ------------------------------------- ----------------------
                    Month Ending April 30, 2004                 $226,000
                   ------------------------------------- ----------------------
                    Month Ending May 31, 2004                   $130,000
                   ------------------------------------- ----------------------
                    Month Ending June 30, 2004                  $251,000
                   ------------------------------------- ----------------------
                    Month Ending July 31, 2004                  $382,000
                   ------------------------------------- ----------------------
                    Month Ending August 31, 2004                $221,000
                   ------------------------------------- ----------------------

                   ------------------------------------- ----------------------
                    Month Ending September 30, 2004             $144,000
                   ------------------------------------- ----------------------
                    Month Ending October 31, 2004               $125,000
                   ------------------------------------- ----------------------
                    Month Ending November 30, 2004              $220,000
                   ------------------------------------- ----------------------
                    Month Ending December 31, 2004              $111,000
                   ------------------------------------- ----------------------
                    Month Ending January 31, 2005               $139,000
                   ------------------------------------- ----------------------


                  (b) Section 11 of the Financing Agreement is amended and restated in its entirety to read as follows:

                  "SECTION 11.  TERMINATION
                                -----------

                  This Financing Agreement shall terminate on January 31, 2005. Notwithstanding the foregoing, CIT may terminate this Financing Agreement immediately upon the occurrence of an Event of Default, provided, however, that if the Event of Default is an event listed in Paragraph 10.1(c) of Section 10 of this Financing Agreement, this Financing Agreement shall terminate in accordance with Paragraph 10.2 of Section 10, and provided further that this Financing Agreement shall automatically terminate on the day that is six months prior to the maturity date of the Subordinated Notes. Parent may terminate this Financing Agreement at any time upon five (5) days' prior written notice to CIT. Upon the termination of this Financing Agreement, whether by CIT, Parent or on January 31, 2005 pursuant to the terms hereof, Parent shall pay to CIT immediately as of such termination the Early Termination Fee. All Obligations shall become due and payable as of any termination hereunder or under Section 10 hereof and, pending a final accounting, CIT may withhold any balances in Parent's accounts (unless supplied with an indemnity satisfactory to CIT) to cover all of the Obligations, whether absolute or contingent, including, but not limited to, cash reserves for any contingent Obligations, including an amount of 110% of the face amount of any outstanding Letters of Credit with an expiry date on, or within thirty (30) days of the effective date of termination of this Financing Agreement. All of CIT's rights, Liens and security interests shall continue after any termination until all Obligations have been paid and satisfied in full."

                  3. Amended and Restated Note.
                     -------------------------

                  TransTechnology shall deliver to CIT a Third Amended and Restated Revolving Loan Promissory Note (the "Amended Note"), in the form attached hereto as Exhibit A, duly executed by TransTechnology, which Amended Note will amend (to the extent set forth therein) and restate the Second Amended and Restated Revolving Loan Promissory Note (dated January 30, 2004 as of August 7, 2002), and will be issued in substitution of and exchange for, but not in payment of, such Second Amended and Restated Revolving Loan Promissory Note. Following CIT's receipt of the Amended Note, CIT will return to TransTechnology for cancellation the original Second Amended and Restated Revolving Loan Promissory Note, provided, however, that if such promissory note is unavailable, CIT will instead deliver to TransTechnology an affidavit of loss with respect to such promissory note. From and after the date this Amendment becomes effective in accordance with Section 4 hereof, the Amended Note will be deemed to be the "Revolving Loan Promissory Note" referred to in the Financing Agreement for all purposes therein.

                  4. Conditions to Effectiveness.
                     ---------------------------

                  (a) This Amendment shall become effective as of the date when
(i) TransTechnology and TTC shall have executed and delivered to CIT this Amendment, (ii) CIT shall have executed the same, (iii) TransTechnology shall have executed and delivered to CIT the Amended Note, and (iv) TransTechnology shall have paid CIT the fee required under Section 4(b) below.

                  (b) TransTechnology shall pay to CIT a non-refundable amendment fee equal to $50,000, payable to CIT on the date hereof, in accordance with the provisions of Section 8.9 of the Financing Agreement.

                  5. General.
                     --------

                  (a) Representations and Warranties. To induce CIT to enter into this Amendment, TransTechnology and TTC, jointly and severally, hereby represent and warrant to CIT that as of the date hereof:

                      (i) Each of TransTechnology and TTC has the requisite corporate power and authority, and the legal right, to make, deliver and perform this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.

                      (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required with respect to TransTechnology or TTC in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

                      (iii) This Amendment and each Loan Document, as amended by this Amendment, constitutes the legal, valid and binding obligation of each of TransTechnology and TTC, enforceable against each such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally.

                      (iv) Each of the representations and warranties made by each of TransTechnology or TTC in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  (b) Payment of Expenses. TransTechnology agrees to pay or reimburse CIT for all out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to CIT.

                  (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (d) Governing Law; Counterparts. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By:  /s/ Vincent Belcastro
                                        ---------------------------
                                    Title:   Vice President


                                    TRANSTECHNOLOGY CORPORATION


                                    By:  /s/ Joseph. F. Spanier
                                        ---------------------------
                                    Name:    Joseph F. Spanier
                                    Title:   Vice President, Chief Financial
                                             Officer and Treasurer


                                    TT CONNECTICUT CORPORATION


                                    By:  /s/ Joseph. F. Spanier
                                        ---------------------------
                                    Name:    Joseph F. Spanier
                                    Title:   Vice President




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